UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21506

Name of Fund:  Capital and Income Strategies Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Capital and Income Strategies Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 12/31/06

Date of reporting period: 01/01/06 - 06/30/06

Item 1 -   Report to Stockholders


Semi-Annual Report
June 30, 2006


Capital and Income
Strategies Fund, Inc.


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


Capital and Income Strategies Fund, Inc. seeks to provide shareholders with current income and capital appreciation. The Fund seeks to achieve its investment objectives by investing in a portfolio of equity and debt securities of U.S. and foreign issuers.

This report, including the financial information herein, is transmitted to shareholders of Capital and Income Strategies Fund, Inc. for their information. It is not a prospectus. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Capital and Income Strategies Fund, Inc.
Box 9011
Princeton, NJ 08543-9011


(GO PAPERLESS LOGO)
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Capital and Income Strategies Fund, Inc.


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with over $1 trillion in assets under management (based on combined assets under management as of June 30, 2006) (the "Transaction"). The Transaction is expected to close at the end of the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's Board of Directors has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund upon the closing of the Transaction.



The Benefits and Risks of Leveraging


Capital and Income Strategies Fund, Inc. utilizes leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest or dividend rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.



Portfolio Information as of June 30, 2006


                                               Percent of
                                                 Total
Asset Mix                                     Investments

Common Stocks                                     57.2%
Preferred Stocks                                  17.7
Foreign Government Obligations                    11.9
Corporate Bonds                                    6.3
Capital Trusts                                     2.5
Trust Preferred                                    0.8
Real Estate Investments Trusts                     0.4
Other*                                             3.2


 * Includes portfolio holdings in options and short-term investments.



Repurchase Offer


On February 17, 2006, the Board of Directors of Capital and Income Strategies Fund, Inc. (CII - the "Fund") authorized the Fund, at the discretion of the Fund officers, to engage in periodic open market repurchases of up to 5% of the Fund's outstanding Common Stock. As of June 30, 2006, the Fund had repurchased a total of 131,300 shares, representing 1.0% of the outstanding shares as of December 31, 2005. The shares were repurchased at a weighted average price of $17.698, which was 13.4% below the average daily net asset value of $20.43 for the period during the repurchase.



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006



A Letter From the President


Dear Shareholder

By now, you have probably heard of the important changes unfolding at Merrill Lynch Investment Managers ("MLIM"). We have been communicating with shareholders, via letters like this and in a detailed proxy mailing, about MLIM's impending union with another highly regarded investment manager - BlackRock, Inc. ("BlackRock"). This transaction marks the next chapter in MLIM's growth story and, we believe, will be a benefit to our investors.

MLIM, a division of Merrill Lynch with over $583 billion in assets under management, is a leading investment manager offering more than 100 investment strategies in vehicles ranging from mutual funds to institutional portfolios. BlackRock, with $464.1 billion in assets under management, is one of the largest publicly traded investment management firms in the United States managing assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. At the completion of the transaction, which is expected by the end of third quarter 2006, the resultant firm will be a top-10 investment manager worldwide with over $1 trillion in assets under management.*

The combined company, to be known as BlackRock, will provide a wide selection of high-quality investment solutions across a range of asset classes and investment styles. The organization will have over 4,500 employees in 18 countries and a major presence in key markets worldwide. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. The firms share similar values and beliefs - each strives for excellence in all areas, and both make investment performance their single most important mission. As such, our combination only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. This will be reflected in newspaper and online information sources beginning in October. Your account statements will reflect the BlackRock name beginning with the October month-end reporting period. Unless otherwise communicated via a proxy statement, your funds will maintain the same investment objectives that they do today. Importantly, the MLIM/ BlackRock union will not affect your brokerage account or your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

As always, we thank you for entrusting us with your investment assets. We look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.


Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


 * $1.047 trillion in assets under management as of June 30, 2006. Data, including assets under management, are as of June 30, 2006.



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006



A Discussion With Your Fund's Portfolio Managers


The Fund provided shareholders with an attractive level of income during the period while continuing to protect investor principal.


How did the Fund perform during the period in light of the existing market and economic conditions?

For the six-month period ended June 30, 2006, the Common Stock of Capital and Income Strategies Fund, Inc. had net annualized yields of 5.92% and 6.95%, based on a period-end per share net asset value of $20.43 and a per share market price of $17.40, respectively, and $.60 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +4.01%, based on a change in per share net asset value from $20.31 to $20.43, and assuming reinvestment of all distributions.

For the same six-month period, the Fund's composite benchmark returned +3.14%,* while its comparable Lipper category of Income and Preferred Stock Funds had an average return of +2.18%. (Funds in this Lipper category normally seek a high level of current income through investment in income-producing stocks, bonds and money market instruments, or funds in the category may invest primarily in preferred securities, often considering tax-code implications.) The Fund's preferred component outperformed its benchmark for the period, although the common stock and emerging markets components lagged their respective benchmarks.

Consistent with its stated investment objective, the Fund was able to provide investors with current income while also seeking capital appreciation. The Fund's shareholders realized a predictable level of cash flow during the period, which was paid as $.30 per share, per quarter. Accordingly, over the past six months, the Fund distributed $.60 per share income dividends.

Over the past six months, the U.S. financial markets sold off sharply amid fears that the Federal Reserve Board (the Fed) would continue to raise interest rates in its quest to ward off inflation. The Fed increased the target federal funds rate in 2006 from 4.25% to 5.25% in an ongoing effort to maintain a healthy pace of economic activity while also controlling inflationary pressures. To date, we believe the Fed's tightening cycle has struck the proper balance of fending off inflation while supporting economic growth.


  * The Fund's composite benchmark is a blend of the Merrill Lynch Preferred Stock DRD-Eligible Index; the JPMorgan Emerging Markets Bond Global Index; three-month LIBOR; and the S&P 500 Citigroup Value Index.


For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.


What changes were made to the portfolio during the period?

The Fund's allocation at the end of the year comprised 58% U.S. large cap value stocks, 22% preferred stocks, 14% short-term emerging markets debt and 6% intermediate-/long-term emerging markets bonds. The Fund's allocations were little changed during the six-month period.

Within the equity portion of the portfolio, the Fund was overweight relative to its benchmark in the consumer staples, information technology, health care and consumer discretionary sectors, and underweight in financials, industrials and telecommunications. After many of our energy holdings had reached our price targets, we made the decision to begin trimming our overweight in energy and redistributing those assets among other sectors, including health care, consumer discretionary, industrials and financials. As the economic cycle advances and earnings growth slows, we believe conditions favor the large, multinational companies that can grow earnings in a relatively consistent
8% - 10% range. We added these types of investments to the equity portion of the portfolio.



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006



Within the preferred portion of the portfolio, we increased our weightings in the banking and consumer product sectors for valuation and diversification purposes. The preferred portfolio remained underweight in the agency and brokerage sectors and overweight in energy and industrials. Preferred securities underperformed corporate bonds in the first half of 2006 due to the dramatic increase in interest rates, which negatively impacted the asset class. Notably, the preferred index is 2.5 years longer from a duration perspective than the Merrill Lynch Corporate Bond Index. The longer duration means it is slightly more sensitive to changes in interest rates. On a relative basis, DRD (dividends received deduction) preferred securities outperformed non-tax-advantaged preferreds as investors continued to find value in tax-advantaged paper.

Throughout the period, we expected Treasury yields to rise. As a result, we kept the duration in the preferred portion of the portfolio short relative to its benchmark. We believe the relatively short duration will help to limit the portfolio's volatility and protect its net asset value from the negative price impact associated with higher interest rates. At period-end, the effective duration of the preferred portfolio was 5.2 years with an average credit quality of Baa1.

Within the intermediate emerging markets segment of the portfolio, we increased exposure to Argentina from underweight to overweight relative to our benchmark, and also added to the Philippines and Turkish overweights in the second quarter. We reduced our overweight position in Russia and moved Mexico from a market weight to an underweight, as we expect spread compression to be slower for these two countries. In the short-term emerging markets segment, we reduced positions in Mexican and Philippines credits and added exposure to Russia, where we continue to see value in short-term corporate names.

Of final note, the Fund was approximately 30% leveraged at June 30, 2006. For a complete discussion of the benefits and risks of leveraging, see page 2 of this report to shareholders.


How would you characterize the Fund's position at the close of the period?

We are encouraged by the strong economy, which has led to healthy corporate profits, strong corporate balance sheets and robust merger-and-acquisition activity. This backdrop has translated into healthy equity markets. While we believe these factors should remain in place, we also are mindful that high oil prices and recent weakness in the housing market, combined with continued Fed vigilance in fighting inflation, could lead to a slower rate of economic growth in the future. Given this outlook, we have migrated the equity portion of the portfolio toward the larger end of our market-capitalization spectrum. We believe large-capitalization companies offer a more compelling value proposition as we enter a potentially slower phase of the economic recovery. At period-end, the Fund had a 59% allocation to common stocks, with a bias toward dividend-paying stocks.

Within the preferred portfolio, we intend to maintain a short duration relative to the Merrill Lynch Preferred Stock DRD-Eligible Index. This is based on our belief that the Fed is likely to raise the federal funds rate another 25 basis points this year, resulting in a target short-term interest rate of 5.50%. At period-end, the Fund maintained a 22% allocation to preferred securities. The preferred allocation is more diversified in sectors relative to its benchmark.

In emerging market bonds, benchmark spreads over U.S. Treasury issues widened in the second quarter in tandem with a global episode of risk aversion that resulted in far-reaching market corrections in May. However, fundamentals remain strong across the emerging markets asset class, and policymakers have responded to market volatility by increasing interest rates and reaffirming their macroeconomic policies. Thus, we expect credit ratings to continue to trend upward, although we believe spread tightening will become more selective, benefiting higher-yielding credits.

We will continue to monitor market and economic conditions in an effort to make the most effective use of its strategic allocations.


Brian Fullerton
Vice President and Co-Portfolio Manager


Kevin Rendino
Vice President and Co-Portfolio Manager, Equity Investments


Robert J. Martorelli
Vice President and Co-Portfolio Manager, Equity Investments


John Burger
Vice President and Co-Portfolio Manager, Fixed Income Investments


Aldo Roldan
Vice President and Co-Portfolio Manager, Fixed Income Investments


Patrick Maldari
Vice President and Co-Portfolio Manager, Fixed Income Investments


July 27, 2006



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006



Schedule of Investments                                       (in U.S. dollars)


Preferred Securities


                                                           Face
Industry   Capital Trusts                                Amount        Value

Commercial Banks--3.6%

           Dresdner Funding Trust I, 8.151%
              due 6/30/2031 (j)                     $ 1,000,000   $   1,114,678
           Lloyds TSB Bank Plc, 6.90% (i)             2,000,000       1,955,000
           Mizuho JGB Investment LLC,
              9.87% (b)(i)(j)                         2,000,000       2,141,480
           SB Treasury Co. LLC, 9.40% (b)(i)(j)       2,000,000       2,124,462
           Westpac Capital Trust III,
              5.819% (b)(j)                           2,000,000       1,951,360

           Total Capital Trusts
           (Cost--$9,726,134)--3.6%                                   9,286,980



                                                         Shares
           Preferred Stocks                                Held

Capital Markets--2.4%

           Goldman Sachs Group, Inc.
              Series A, 3.91%                            80,000       2,064,000
           Lehman Brothers Holdings, Inc.
              Series G, 3%                               40,000       1,011,252
           Lehman Brothers Holdings, Inc.
              Series G, 6.50%                            40,000       1,003,600
           Morgan Stanley Group, Inc.
              Series A, 6.186%                           80,000       2,014,400
                                                                  -------------
                                                                      6,093,252

Commercial Banks--4.6%

           Banco Santander Central
              Hispano SA, 6.41%                          60,000       1,440,000
           First Republic Bank, 6.25%                    27,734         656,949
           First Tennessee Bank NA, 3.90% (b)(j)          1,674       1,691,263
           HSBC USA, Inc., 3.50%                         80,000       2,047,504
           Royal Bank of Scotland Group Plc
              Series L, 5.75%                            20,000         430,400
           Royal Bank of Scotland Group Plc
              Series N, 6.35%                            60,000       1,419,000
           SG Preferred Capital II, 6.302%                2,000       2,073,125
           Sovereign Bancorp, Inc.
              Series C, 7.30%                            40,000       1,044,000
           US Bancorp Series B, 5.56%                    40,000       1,000,000
                                                                  -------------
                                                                     11,802,241

Diversified Financial Services--0.5%

           CIT Group, Inc. Series A, 6.35%               50,000       1,225,500

Electric Utilities--4.3%

           Connecticut Light & Power, 5.28%              11,109         463,106
           Delmarva Power & Light, 4.20%                 11,394         871,641
           Delmarva Power & Light, 4.28%                 11,250         861,328
           Duquesne Light Co., 6.50%                     40,000       2,004,000
           Entergy Arkansas, Inc., 6.45%                  6,800         168,725
           Entergy Louisiana LLC, 6.95% (j)              22,000       2,244,000
           Interstate Power & Light Co.
              Series B, 8.375%                           40,000       1,220,000
           PPL Electric Utilities Corp., 6.25%           20,000         481,250
           Peco Energy Co. Series D, 4.68%               10,000         819,100
           Southern California Edison Co., 5.349%        20,000       1,978,126
                                                                  -------------
                                                                     11,111,276

Food Products--1.5%

           General Mills, Inc., 4.50%                     2,000       1,956,000
           HJ Heinz Finance Co., 6.226% (j)                  20       2,028,125
                                                                  -------------
                                                                      3,984,125



Preferred Securities


                                                         Shares
Industry   Preferred Stocks                                Held        Value

Gas Utilities--0.3%

           Southern Union Co., 7.55%                     35,000   $     892,150

Insurance--5.6%

           ACE Ltd. Series C, 7.80%                      80,000       2,068,000
           Aegon NV, 6.375%                              80,000       1,857,504
           Arch Capital Group Ltd., 8%                   40,000         996,252
           Axis Capital Holdings Ltd.
              Series A, 7.25%                             8,000         196,800
           Endurance Specialty
              Holdings Ltd., 7.75%                       48,000       1,157,280
           Genworth Financial, Inc.
              Series A, 5.25%                            30,000       1,469,064
           MetLife, Inc. Series B, 6.50%                 72,000       1,773,360
           Principal Financial Group
              Series B, 6.518%                           32,000         851,200
           Prudential Plc, 6.75%                         80,000       1,957,600
           Zurich RegCaPS Funding
              Trust, 6.58% (j)                            2,200       2,216,500
                                                                  -------------
                                                                     14,543,560

Multi-Utilities--0.8%

           Pacific Gas & Electric Co.
              Series A, 6%                               80,000       1,976,000

Oil, Gas & Consumable Fuels--0.7%

           Apache Corp. Series B, 5.68%                  19,500       1,907,954

Thrifts & Mortgage Finance--4.7%

           Fannie Mae, 7%                                45,000       2,415,938
           Fanie Mae Series I, 5.375%                    25,000       1,056,250
           Fanie Mae Series L, 5.125%                    59,350       2,474,895
           Freddie Mac, 3.93%                           150,000       6,354,000
                                                                  -------------
                                                                     12,301,083

           Total Preferred Stocks
           (Cost--$66,467,884)--25.4%                                65,837,141



           Real Estate Investment Trusts

Real Estate Investment Trusts (REITs)--0.5%

           Alexandria Real Estate Equities, Inc.
              Series C, 8.375%                           52,000       1,360,320

           Total Real Estate Investment Trusts
           (Cost--$1,300,000)--0.5%                                   1,360,320



           Trust Preferreds

Commercial Banks--0.8%

           ABN AMRO North America Capital
              Funding Trust I, 6.968%
              due 9/15/2010 (b)                       2,000,000       2,056,933

Gas Utilities--0.4%

           Southwest Gas Capital II, 7.70%
              due 9/15/2043                           1,000,000       1,009,372

           Total Trust Preferreds
           (Cost--$3,121,538)--1.2%                                   3,066,305

           Total Preferred Securities
           (Cost--$80,615,556)--30.7%                                79,550,746



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                           Face
Industry   Corporate Bonds                               Amount        Value

Automobiles--0.4%

           Hyundai Motor Manufacturing
              Alabama LLC, 5.30%
              due 12/19/2008                         $1,200,000   $   1,175,040

Beverages--0.1%

           Coca-Cola Femsa SA de CV, 8.95%
              due 11/01/2006                            250,000         251,250

Commercial Banks--2.8%

           Alfa MTN Issuance Ltd., 7.75%
              due 2/09/2007                             500,000         501,500
           Banco Nacional de Desenvolvimento
              Economico e Social, 5.873%
              due 6/16/2008 (b)                         750,000         736,125
           Bangkok Bank Public Co. Ltd.
              (Hong Kong), 8.75%
              due 3/15/2007                           1,350,000       1,371,411
           Bayerische Hypo-und Vereinsbank
              AG for MDM Bank OAO, 9.375%
              due 9/23/2006                             500,000         501,950
           The Export-Import Bank of Korea,
              4.25% due 11/27/2007                      700,000         684,821
           ICICI Bank Ltd., 4.75%
              due 10/22/2008                            750,000         727,285
           Korea Development Bank,
              5.25% due 11/16/2006                      575,000         573,619
           Sberbank, 6.858% due 10/24/2006            2,070,000       2,076,831
                                                                  -------------
                                                                      7,173,542

Diversified Financial Services--1.1%

           AC International Finance Ltd.,
              8.125% due 2/21/2008                      900,000         903,470
           Salomon Brothers AG for OAO
              Gazprom, 9.125% due 4/25/2007           1,920,000       1,958,016
                                                                  -------------
                                                                      2,861,486

Diversified Telecommunication Services--0.9%

           Empresa Brasileira de Telecom SA
              Series B,11% due 12/15/2008               750,000         817,500
           Excelcomindo Finance Company BV,
              8% due 1/27/2009                          675,000         676,688
           Philipine Long Distance Telephone Co.,
              7.85% due 3/06/2007                       300,000         301,125
           Telefonica de Argentina SA, 9.875%
              due 7/01/2006                             500,000         500,000
                                                                  -------------
                                                                      2,295,313

Independent Power Producers
& Energy Traders--0.1%

           Aes Dominicana Energia Finance SA,
              11% due 12/13/2015 (j)                    150,000         147,750

Metals & Mining--0.6%

           Companhia Siderurgica Pa, 7.25%
              due 11/07/2006                            320,000         321,600
           Freeport-McMoRan Copper & Gold,
              Inc., 7.50% due 11/15/2006              1,350,000       1,351,350
                                                                  -------------
                                                                      1,672,950

Multiline Retail--0.1%

           SM Investments Corp., 8%
              due 10/16/2007                            250,000         254,406



                                                           Face
Industry   Corporate Bonds                               Amount        Value

Oil, Gas & Consumable Fuels--2.0%

           Gazprom International SA, 7.201%
              due 2/01/2020                          $  630,000   $     638,127
           MEI Euro Finance Ltd., 10%
              due 3/19/2007                             750,000         761,250
           Pemex Project Funding Master Trust:
                 8.85% due 9/15/2007                    900,000         928,350
                 6.125% due 8/15/2008                   300,000         299,400
           Petrobras Energia SA, 9%
              due 1/30/2007                             610,000         615,338
           Petroliam Nasional Berhad,
              7.75% due 8/15/2015                       175,000         195,565
           YPF SA Series A, 7.75%
              due 8/27/2007                           1,750,000       1,771,875
                                                                  -------------
                                                                      5,209,905

Paper & Forest Products--0.1%

           SINO-FOREST Corp., 9.125%
              due 8/17/2011 (j)                         250,000         257,500

Wireless Telecommunication Services--0.8%

           Mobile Telesystems Finance SA,
              9.75% due 1/30/2008                       625,000         641,375
           Total Access Communication Public
              Co. Ltd., 8.375% due 11/04/2006         1,425,000       1,426,981
                                                                  -------------
                                                                      2,068,356

           Total Corporate Bonds
           (Cost--$24,271,180)--9.0%                                 23,367,498



           Foreign Government Obligations

Foreign Government Obligations--16.4%

           Argentina Government International
              Bond:
                 4.889% due 8/03/2012                   179,375         165,950
                 1.33% due 12/31/2038                 1,376,500         498,981
           Brazilian Government International
              Bond:
                 10% due 1/16/2007                    1,670,000       1,703,400
                 11.50% due 3/12/2008                 2,290,000       2,484,650
                 10% due 8/07/2011                    1,540,000       1,757,140
                 10.50% due 7/14/2014                   800,000         963,200
                 8% due 1/15/2018                       450,000         474,750
                 10.125% due 5/15/2027                  815,000       1,012,638
                 8.25% due 1/20/2034                    200,000         210,000
                 7.125% due 1/20/2037                   115,000         108,963
           Bulgaria Government International
              Bond, 8.25% due 1/15/2015                  30,000          33,942
           Chile Government International Bond:
                 5.625% due 7/23/2007                 1,000,000         999,000
                 5.50% due 1/15/2013                    110,000         107,525
           Colombia Government International
              Bond:
                 8.625% due 4/01/2008                 1,420,000       1,476,800
                 10% due 1/23/2012                      340,000         384,200
                 11.75% due 2/25/2020                   300,000         394,500
           Dominican Republic International
              Bond, 9.04% due 1/23/2018                 138,947         145,199
           Indonesia Government International
              Bond:
                 7.75% due 8/01/2006                    965,000         969,825
                 7.50% due 1/15/2016 (j)                325,000         330,688



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


           Foreign Government                              Face
           Obligations                                   Amount        Value

Foreign Government Obligations (concluded)

           Mexico Government International Bond:
                 9.875% due 1/15/2007               $ 1,170,000   $   1,195,155
                 8.375% due 1/14/2011                   950,000       1,035,500
                 Series A, 6.625% due 3/03/2015         850,000         860,625
                 Series A, 6.75% due 9/27/2034        1,150,000       1,118,375
           Panama Government International Bond:
                 8.25% due 4/22/2008                  1,425,000       1,471,313
                 7.25% due 3/15/2015                    150,000         151,500
                 8.875% due 9/30/2027                   435,000         492,638
           Peru Government International Bond:
                 9.125% due 1/15/2008                 1,090,000       1,133,600
                 5% due 3/07/2017                       135,800         129,349
                 8.75% due 11/21/2033                   240,000         267,000
           Philippine Government International
              Bond:
                 5.625% due 11/19/2006                  250,000         249,532
                 7.50% due 9/11/2007                  1,700,000       1,722,845
                 6.188% due 6/01/2008                   611,102         601,965
                 8.375% due 2/15/2011                   460,000         477,250
                 8.875% due 3/17/2015                   180,000         194,850
                 10.625% due 3/16/2025                   65,000          80,275
                 9.50% due 2/02/2030                    750,000         858,750
                 7.75% due 1/14/2031                    230,000         227,700
           Russia Government International Bond:
                 10% due 6/26/2007                    2,595,000       2,691,015
                 5% due 3/31/2030                       155,000         164,966
                 11% due 7/24/2018                      975,000       1,344,037
                 (Regulation S)
                 12.75% due 6/24/2028
                 (Regulation S)                         100,000         168,870
           Turkey Government International Bond:
                 11.375% due 11/27/2006                 650,000         661,375
                 10% due 9/19/2007                    2,080,000       2,158,208
                 11.50% due 1/23/2012                   715,000         816,887
                 7.375% due 2/05/2025                   500,000         450,000
                 11.875% due 1/15/2030                  225,000         307,406
                 6.875% due 3/17/2036                   930,000         771,900
           Ukraine Government International Bond:
                 11% due 3/15/2007                      690,753         703,532
                 7.65% due 6/11/2013 (j)                 50,000          50,250
           United Mexican States, 8.125%
              due 12/30/2019 (e)                        375,000         423,750
           Uruguay Government International Bond:
                 9.25% due 5/17/2017                    200,000         215,000
                 7.875% due 1/15/2033 (g)               270,639         246,281
           Venezuela Government International
              Bond:
                 9.125% due 6/18/2007                 1,710,000       1,744,200
                 6.438% due 12/18/2007                  285,682         285,682
                 5.375% due 8/07/2010                   360,000         340,200
                 10.75% due 9/19/2013                   725,000         864,925
                 9.375% due 1/13/2034                   495,000         580,388
           South Africa Government International
              Bond, 8.375% due 10/17/2006             1,000,000       1,006,250

           Total Foreign Government Obligations
           (Cost--$42,244,305)--16.4%                                42,484,695



                                                           Face
Industry   Municipal Bonds                               Amount        Value

Municipal Bonds--0.7%

           Dresdner Bank AG for City of Kiev,
              8.75% due 8/08/2008                   $   500,000   $     510,550
           Dresdner Bank AG for Kyivstar GSM:
                 10.375% due 8/17/2009                  450,000         475,110
                 7.75% due 4/27/2012                    100,000          97,000
           Santa Fe de Bogota DC, 9.50%
              due 12/12/2006                            793,000         793,000

           Total Municipal Bonds
           (Cost--$1,929,119)--0.7%                                   1,875,660



                                                         Shares
           Common Stocks                                   Held

Aerospace & Defense--5.7%

           Honeywell International, Inc.                 82,600       3,328,780
           Lockheed Martin Corp.                         32,500       2,331,550
           Northrop Grumman Corp.                        66,000       4,227,960
           Raytheon Co.                                 109,800       4,893,786
                                                                  -------------
                                                                     14,782,076

Beverages--1.3%

           Coca-Cola Enterprises, Inc.                  163,200       3,324,384

Capital Markets--4.1%

           The Bank of New York Co., Inc.               110,800       3,567,760
           Morgan Stanley                               113,400       7,168,014
                                                                  -------------
                                                                     10,735,774

Chemicals--1.4%

           E.I. du Pont de Nemours & Co.                 89,800       3,735,680

Commercial Banks--2.5%

           Wells Fargo & Co.                             95,000       6,372,600

Communications Equipment--0.5%

           Nokia Oyj (a)                                 44,700         905,622
           Motorola, Inc.                                21,200         427,180
                                                                  -------------
                                                                      1,332,802

Computers & Peripherals--4.2%

           Hewlett-Packard Co.                           96,200       3,047,616
           International Business Machines Corp.         76,600       5,884,412
           Sun Microsystems, Inc. (d)                   488,300       2,026,445
                                                                  -------------
                                                                     10,958,473

Diversified Financial Services--6.9%

           Bank of America Corp.                        119,327       5,739,629
           Citigroup, Inc.                              100,790       4,862,110
           JPMorgan Chase & Co.                         172,272       7,235,424
                                                                  -------------
                                                                     17,837,163

Diversified Telecommunication
Services--3.8%

           AT&T, Inc.                                   168,900       4,710,621
           BellSouth Corp.                               77,600       2,809,120
           Verizon Communications, Inc.                  68,200       2,284,018
                                                                  -------------
                                                                      9,803,759

Electric Utilities--2.4%

           FPL Group, Inc.                               66,000       2,731,080
           The Southern Co.                             109,500       3,509,475
                                                                  -------------
                                                                      6,240,555



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006



Schedule of Investments (continued)                           (in U.S. dollars)


                                                         Shares
Industry   Common Stocks                                   Held        Value

Energy Equipment & Services--2.9%

           BJ Services Co.                               40,800   $   1,520,208
           GlobalSantaFe Corp.                           66,200       3,823,050
           Halliburton Co.                               28,400       2,107,564
                                                                  -------------
                                                                      7,450,822

Food & Staples Retailing--0.3%

           The Kroger Co.                                29,900         653,614

Food Products--3.8%

           General Mills, Inc.                           85,100       4,396,266
           Kraft Foods, Inc.                             48,100       1,486,290
           Unilever NV (a)                              158,500       3,574,175
           Cadbury Schweppes Plc                         11,400         442,548
                                                                  -------------
                                                                      9,899,279

Health Care Equipment & Supplies--1.2%

           Baxter International, Inc.                    86,200       3,168,712

Hotels, Restaurants & Leisure--1.1%

           McDonald's Corp.                              85,000       2,856,000

Household Durables--0.9%

           Koninklijke Philips Electronics NV            74,300       2,313,702

Household Products--1.7%

           Kimberly-Clark Corp.                          73,300       4,522,610

IT Services--1.0%

           Unisys Corp. (d)                             421,300       2,645,764

Industrial Conglomerates--3.2%

           General Electric Co.                         114,400       3,770,624
           Tyco International Ltd.                      164,700       4,529,250
                                                                  -------------
                                                                      8,299,874

Insurance--7.6%

           The Allstate Corp.                            38,700       2,118,051
           American International Group, Inc.            67,200       3,968,160
           Genworth Financial, Inc. Class A              83,700       2,916,108
           Hartford Financial Services Group, Inc.       31,700       2,681,820
           Marsh & McLennan Cos., Inc.                   50,900       1,368,701
           The St. Paul Travelers Cos., Inc.            101,600       4,529,328
           XL Capital Ltd. Class A                       33,100       2,029,030
                                                                  -------------
                                                                     19,611,198

Machinery--0.7%

           Deere & Co.                                   22,600       1,886,874

Media--6.0%

           Comcast Corp. Special Class A (d)            107,700       3,530,406
           Gannett Co., Inc.                             23,100       1,291,983
           Interpublic Group of Cos., Inc. (d)          308,500       2,575,975
           Time Warner, Inc.                            290,400       5,023,920
           Walt Disney Co.                              100,900       3,027,000
                                                                  -------------
                                                                     15,449,284

Metals & Mining--1.8%

           Alcoa, Inc.                                  144,600       4,679,256

Multi-Utilities--1.6%

           Consolidated Edison, Inc.                     51,100       2,270,884
           Dominion Resources, Inc.                      23,800       1,780,002
                                                                  -------------
                                                                      4,050,886




                                                         Shares
Industry   Common Stocks                                   Held        Value

Office Electronics--1.0%

           Xerox Corp. (d)                              183,400   $   2,551,094

Oil, Gas & Consumable
Fuels--4.4%

           Anadarko Petroleum Corp.                      27,200       1,297,168
           Chevron Corp.                                 34,700       2,153,482
           Exxon Mobil Corp.                            130,500       8,006,175
                                                                  -------------
                                                                     11,456,825

Paper & Forest Products--0.7%

           International Paper Co.                       58,200       1,879,860

Pharmaceuticals--5.8%

           Eli Lilly & Co.                               50,900       2,813,243
           GlaxoSmithKline Plc (a)                       59,400       3,314,520
           Johnson & Johnson                             41,200       2,468,704
           Pfizer, Inc.                                 164,900       3,870,203
           Schering-Plough Corp.                        141,000       2,683,230
                                                                  -------------
                                                                     15,149,900

Semiconductors & Semiconductor
Equipment--2.3%

           Fairchild Semiconductor
              International, Inc. (d)                   146,700       2,665,539
           LSI Logic Corp. (d)                          337,100       3,017,045
           Intel Corp.                                   11,800         223,610
                                                                  -------------
                                                                      5,906,194

Specialty Retail--0.9%

           The Gap, Inc.                                136,500       2,375,100

Tobacco--0.1%

           Altria Group, Inc.                             3,000         220,290

           Total Common Stocks
           (Cost--$199,132,050)--81.8%                              212,150,404





                                                     Beneficial
           Other Interests (f)                         Interest

Foreign Government Obligations--0.0%

           Argentina Government International
              Bond                                   $  300,000          25,950

           Total Other Interests
           (Cost--$13,883)--0.0%                                         25,950



           Short-Term Securities

           Merrill Lynch Liquidity Series, LLC
              Cash Sweep Series I, 4.78% (c)(h)      11,759,704      11,759,704



                                                           Face
                                                         Amount

Time Deposits

           Brown Brothers Harriman & Co.,
              4.43% due 7/03/2006                    $    2,090           2,090

           Total Short-Term Securities
           (Cost--$11,761,794)--4.5%                                 11,761,794



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006



Schedule of Investments (concluded)                           (in U.S. dollars)


                                                      Number of
           Options Purchased                          Contracts        Value

Put Options Purchased

           Wells Fargo & Co., expiring July 2006
              at USD 67, Broker Morgan Stanley
              Capital Services, Inc.                      1,000   $      94,600

           Total Options Purchased
           (Premiums Paid--$210,870)--0.0%                               94,600

           Total Investments
           (Cost--$360,178,757)--143.1%                             371,311,347



                                                      Number of
           Options Written                            Contracts        Value

Call Options Written

           Wells Fargo & Co., expiring October 2006
              at USD 70, Broker Morgan Stanley
              Capital Services, Inc.                      1,000   $   (134,400)

           Total Options Written
           (Premiums Received--$122,008)--(0.0%)                      (134,400)
Total Investments, Net of Options Written
(Cost--$360,056,749*)--143.1%                                       371,176,947
Liabilities in Excess of Other Assets--(43.1%)                    (111,716,251)
                                                                  -------------
Net Assets--100.0%                                                $ 259,460,696
                                                                  =============



* The cost and unrealized appreciation (depreciation) of investments, including options, as of June 30, 2006, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    360,250,859
                                                   ================
    Gross unrealized appreciation                  $     21,188,733
    Gross unrealized depreciation                      (10,262,645)
                                                   ----------------
    Net unrealized appreciation                    $     10,926,088
                                                   ================


(a) Depositary receipts.

(b) Floating rate note.

(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940,
       were as follows:


                                                  Net          Interest
    Affiliate                                   Activity        Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                     $(389,501)      $106,202


(d) Non-income producing security.

(e) Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.

(f) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(g) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(h) Represents the current yield as of 6/30/2006.

(i) The security is a perpetual bond and has no definite maturity date.

(j) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

    See Notes to Financial Statements.



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006


Statement of Assets, Liabilities and Capital

As of June 30, 2006

Assets

       Investments in unaffiliated securities, at value (identified cost--$348,208,183)                           $   359,457,043
       Investments in affiliated securities, at value (identified cost--$11,759,704)                                   11,759,704
       Options purchased, at value (premiums paid--$210,870)                                                               94,600
       Receivables:
           Securities sold                                                                     $     6,728,616
           Interest                                                                                  1,653,518
           Dividends                                                                                   412,623          8,794,757
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                   44,468
                                                                                                                  ---------------
       Total assets                                                                                                   380,150,572
                                                                                                                  ---------------

Liabilities

       Loans                                                                                                          109,000,000
       Options written, at value (premiums received--$122,008)                                                            134,400
       Bank overdraft                                                                                                   3,604,842
       Payables:
           Securities purchased                                                                      6,495,813
           Dividends to shareholders                                                                   806,257
           Investment adviser                                                                          240,718
           Capital shares redeemed                                                                     207,445
           Interest on loans                                                                           130,870
           Other affiliates                                                                              1,335          7,882,438
                                                                                               ---------------
       Accrued expenses                                                                                                    68,196
                                                                                                                  ---------------
       Total liabilities                                                                                              120,689,876
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   259,460,696
                                                                                                                  ===============

Capital

       Common Stock, $.10 par value; 200,000,000 shares authorized                                                $     1,269,894
       Paid-in capital in excess of par                                                                               240,794,951
       Accumulated distributions in excess of investment income--net                           $   (5,266,193)
       Undistributed realized capital gains--net                                                    11,541,846
       Unrealized appreciation--net                                                                 11,120,198
                                                                                               ---------------
       Total accumulated earnings--net                                                                                 17,395,851
                                                                                                                  ---------------
       Total capital--Equivalent to $20.43 per share based on 12,698,936 shares of
       capital stock outstanding (market price--$17.40)                                                           $   259,460,696
                                                                                                                  ===============

       See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006


Statement of Operations

For the Six Months Ended June 30, 2006
Investment Income

       Dividends (net of $31,062 foreign withholding tax)                                                         $     4,425,320
       Interest (including $106,202 from affiliates)                                                                    2,650,610
                                                                                                                  ---------------
       Total income                                                                                                     7,075,930
                                                                                                                  ---------------

Expenses

       Loan interest expense                                                                   $     2,719,119
       Investment advisory fees                                                                      1,587,034
       Asset securitization fees                                                                        83,648
       Accounting services                                                                              64,134
       Custodian fees                                                                                   39,782
       Professional fees                                                                                33,432
       Printing and shareholder reports                                                                 25,943
       Transfer agent fees                                                                              19,763
       Directors' fees and expenses                                                                     13,736
       Listing fees                                                                                      6,887
       Pricing services                                                                                  4,638
       Other                                                                                            12,589
                                                                                               ---------------
       Total expenses                                                                                                   4,610,705
                                                                                                                  ---------------
       Investment income--net                                                                                           2,465,225
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                         10,661,606
           Options written--net                                                                    (1,736,619)          8,924,987
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                        (3,474,955)
           Options written--net                                                                        904,569        (2,570,386)
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                          6,354,601
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     8,819,826
                                                                                                                  ===============

See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006


Statements of Changes in Net Assets

                                                                                                 For the Six         For the
                                                                                                 Months Ended       Year Ended
                                                                                                   June 30,        December 31,
Increase (Decrease) in Net Assets:                                                                   2006              2005
Operations

       Investment income--net                                                                  $     2,465,225    $     5,949,548
       Realized gain--net                                                                            8,924,987         13,884,930
       Change in unrealized appreciation/depreciation--net                                         (2,570,386)       (10,144,730)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          8,819,826          9,689,748
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net                                                                      (7,673,848)        (5,977,423)
       Realized gain--net                                                                                   --        (9,418,861)
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders       (7,673,848)       (15,396,284)
                                                                                               ---------------    ---------------

Capital Stock Transactions

       Shares redeemed in repurchase offer                                                         (2,323,711)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from capital stock transactions                        (2,323,711)                 --
                                                                                               ---------------    ---------------

Net Assets

       Total decrease in net assets                                                                (1,177,733)        (5,706,536)
       Beginning of period                                                                         260,638,429        266,344,965
                                                                                               ---------------    ---------------
       End of period*                                                                          $   259,460,696    $   260,638,429
                                                                                               ===============    ===============
          * Accumulated distributions in excess of investment income--net                      $   (5,266,193)    $      (57,570)
                                                                                               ===============    ===============

            See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006


Statement of Cash Flows

For the Six Months Ended June 30, 2006
Cash Provided by Operating Activities

       Net increase in net assets resulting from operations                                                       $     8,819,826
       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
           Decrease in receivables                                                                                        225,549
           Increase in prepaid expenses                                                                                  (39,826)
           Decrease in other liabilities                                                                                 (25,117)
           Realized and unrealized gain--net                                                                          (6,354,601)
           Realized loss on options--net                                                                              (1,820,250)
           Amortization of premium                                                                                        833,739
       Proceeds from sales and paydowns of long-term investments                                                       79,920,124
       Proceeds on other investment related transactions                                                                  149,142
       Purchases of long-term investments                                                                            (73,387,004)
       Proceeds from short-term investments--net                                                                          245,167
       Premiums received from options written                                                                             122,008
       Premiums paid on closing options written                                                                       (2,000,152)
                                                                                                                  ---------------
       Net cash provided by operating activities                                                                        6,688,605
                                                                                                                  ---------------

Cash Used for Financing Activities

       Shares redeemed in repurchase offer                                                                            (2,323,711)
       Dividends paid to shareholders                                                                                 (7,854,181)
       Increase in bank overdraft payable                                                                               3,489,287
                                                                                                                  ---------------
       Net cash used for financing activities                                                                         (6,688,605)
                                                                                                                  ---------------

Cash

       Net increase in cash                                                                                                    --
       Cash at beginning of period                                                                                             --
                                                                                                                  ---------------
       Cash at end of period                                                                                                   --
                                                                                                                  ===============

Cash Flow Information

       Cash paid for interest                                                                                     $     2,711,576
                                                                                                                  ===============

       See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006


Financial Highlights
                                                                                For the Six        For the       For the Period
                                                                                Months Ended      Year Ended    April 30, 2004++
The following per share data and ratios have been derived                         June 30,       December 31,   to December 31,
from information provided in the financial statements.                              2006             2005             2004
Per Share Operating Performance

       Net asset value, beginning of period                                    $      20.31       $      20.76       $      19.10
                                                                               ------------       ------------       ------------
       Investment income--net                                                        .19***             .46***                .46
       Realized and unrealized gain--net                                                .53                .29               1.84
                                                                               ------------       ------------       ------------
       Total from investment operations                                                 .72                .75               2.30
                                                                               ------------       ------------       ------------
       Less dividends and distributions:
           Investment income--net                                                     (.60)              (.47)              (.48)
           Realized gain--net                                                            --              (.73)              (.11)
           Tax return of capital                                                         --                 --              (.01)
                                                                               ------------       ------------       ------------
       Total dividends and distributions                                              (.60)             (1.20)              (.60)
                                                                               ------------       ------------       ------------
       Offering costs resulting from the issuance of Common Stock                        --                 --              (.04)
                                                                               ------------       ------------       ------------
       Net asset value, end of period                                          $      20.43       $      20.31       $      20.76
                                                                               ============       ============       ============
       Market price per share, end of period                                   $      17.40       $      17.21       $      18.32
                                                                               ============       ============       ============

Total Investment Return**

       Based on net asset value per share                                          4.01%+++              4.69%          12.30%+++
                                                                               ============       ============       ============
       Based on market price per share                                             4.54%+++               .52%         (5.36%)+++
                                                                               ============       ============       ============

Ratios to Average Net Assets

       Expenses, net of waiver and excluding interest expense                        1.43%*              1.47%             1.20%*
                                                                               ============       ============       ============
       Expenses, net of waiver                                                       3.49%*              2.96%             1.96%*
                                                                               ============       ============       ============
       Expenses                                                                      3.49%*              2.96%             2.19%*
                                                                               ============       ============       ============
       Investment income--net                                                        1.87%*              2.28%             3.52%*
                                                                               ============       ============       ============

Leverage

       Amount of borrowings outstanding (in thousands)                         $    109,000       $    109,000       $    109,000
                                                                               ============       ============       ============
       Average amount of borrowings outstanding during the period
       (in thousands)                                                          $    109,000       $    109,000       $     98,750
                                                                               ============       ============       ============
       Average amount of borrowings outstanding per share during
       the period***                                                           $       8.58       $       8.50       $       7.70
                                                                               ============       ============       ============

Supplemental Data

       Net assets, end of period (in thousands)                                $    259,461       $    260,638       $    266,345
                                                                               ============       ============       ============
       Portfolio turnover                                                            20.23%             61.07%             19.88%
                                                                               ============       ============       ============

         * Annualized.

        ** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Commencement of operations.

       +++ Aggregate total investment return.

           See Notes to Financial Statements.


CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006



Notes to Financial Statements


1. Significant Accounting Policies:
Capital and Income Strategies Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol CII. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC markets or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Repurchase agreements are valued at cost plus accrued interest. The Fund employs pricing services to provide certain securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may utilize a matrix system for valuations.

Equity securities that are held by the Fund, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006



Notes to Financial Statements (continued)


* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends are declared and paid quarterly.

(f) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return the borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006



Notes to Financial Statements (continued)


(g) Bank overdraft--The Fund recorded a bank overdraft, which resulted from a failed trade that settled the next day.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .85% of the Fund's average daily net assets, including the proceeds of any outstanding borrowings used for leverage.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM.

In addition, MLPF&S received $30,239 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2006.

For the six months ended June 30, 2006, the Fund reimbursed FAM $2,731 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, ML & Co., MLIM, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction is expected to close at the end of the third quarter of 2006.


3. Investments:
Purchases (including payups) and sales (including paydowns) of investments, excluding short-term securities, for the six months ended June 30, 2006 were $74,787,525 and $85,885,925, respectively.

Transactions in options written for the six months ended June 30, 2006 were as follows:


                                           Number of           Premiums
Call Options Written                       Contracts           Received

Outstanding call options written,
   beginning of period                        34,279     $    2,000,152
Options written                                1,000            122,008
Options closed                              (17,225)        (1,149,638)
Options expired                             (17,054)          (850,514)
                                       -------------     --------------
Outstanding call options written,
   end of period                               1,000     $      122,008
                                       =============     ==============


4. Capital Share Transactions:
The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.

Common Stock

Shares issued and outstanding during the six months ended June 30, 2006 decreased by 131,300 as a result of a repurchase offer. Shares issued and outstanding during the year ended December 31, 2005 remained constant.



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006



Notes to Financial Statements (concluded)


5. Short-Term Borrowings:
On May 22, 2006, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citigroup North America, Inc. ("Citigroup") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $135,000,000. Under the Citigroup program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted annual interest rate was 4.98% and the average borrowing was $109,000,000 for the six months ended June 30, 2006.



Disclosure of Investment Advisory Agreement


Activities and Composition of the Board of Directors

All but one member of the Board of Directors of the Fund is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chair of the Board is an independent director. New director nominees are chosen by a Nominating Committee comprised entirely of independent directors. All independent directors also are members of the Board's Audit Committee, and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreements--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund; (b) Fund operating expenses paid to third parties;
(c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and the Fund's compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006



Disclosure of Investment Advisory Agreement (continued)


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requests and receives materials specifically relating to the Investment Advisory Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (c) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund; and (d) information provided by the Investment Adviser concerning investment advisory fees charged to other funds under a similar investment mandate. The Board also considers other matters it deems important to the approval process, such as payments made to the Investment Adviser or its affiliates in connection with services related to the valuation and pricing of Fund portfolio holdings, the Fund's portfolio turnover statistics, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars") and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund. The Board did not identify any particular information as controlling, and each member of the Board attributed different weights to the various items considered.


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement in May 2006, the independent directors' and the Board's review included the following:

Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund. The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years, or a shorter period in the case of a fund that has been in existence less than five years. According to Lipper's ranking of all closed-end leveraged income and preferred stock funds, for the period ended February 28, 2006, the Fund's performance after fees and expenses ranked in the third quintile for each of the one-year period and the period since inception on April 30, 2004. The Board concluded that the nature and quality of the services supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviews at least annually the Fund's investment objectives and strategies. The Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's equity and fixed income investment teams the strategies being used to achieve the stated objectives. Among other things, the Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel.
The Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio managers. The Board also considered the experience of the Fund's portfolio managers and noted that Brian Fullerton, who is responsible for the overall asset allocation of the Fund's portfolio, has more than 21 years of investment management experience. They noted that Kevin Rendino and Robert J. Martorelli are co-portfolio managers responsible for the common stock portion of the Fund's portfolio.
Mr. Rendino has more than 16 years and Mr. Martorelli has more than 21 years experience in portfolio management. They noted that the fixed income portion of the Fund is managed by Patrick Maldari, assisted by James Pagano, John Burger and Frank Viola. Mr. Maldari has more than 22 years experience in portfolio management. Moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviews the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds considered comparable by Lipper. It also compares the Fund's total expenses to those of other comparable funds. The Board noted that the Investment Adviser had advised the Board that it had no other comparable accounts with similar investment mandates. The Board noted that the Fund's contractual management fee rate and actual management fee rate including leverage were equal to the median of contractual and actual management fees charged by comparable funds, as determined by Lipper, while the Fund's total expenses were higher than the median total expenses for such comparable funds. The Board concluded that the Fund's management fee rate and overall expense ratio are reasonable when compared to those of other comparable funds.



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006



Disclosure of Investment Advisory Agreement (concluded)


Profitability--The Board considers the cost of the services provided to the Fund by the Investment Adviser and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the MLIM/FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board concluded that the profits of the Investment Adviser and its affiliates are reasonable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. Because the Fund is a closed-end fund, the Board concluded that the assets of the Fund are unlikely to increase significantly and that the current advisory fee appropriately reflects any economies of scale. The Board determined that the management fee structure was reasonable and that no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the entire Board of the Fund, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by the Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Fund's Board of Directors considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Fund and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the expected closing of the Transaction, which is expected in the third quarter of 2006.

The Board discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Board, including the independent directors, approved the New Investment Advisory Agreement at a meeting held on May 10, 2006.

To assist the Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 10, 2006 meeting. In addition, the independent directors consulted with their counsel and Fund counsel on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to the directors' deliberations.

At the Board meetings, the directors discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from the Board. The directors also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent directors also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors met in executive sessions with their counsel to consider the New Investment Advisory Agreement.



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (continued)


In connection with the Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the directors about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and its shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Fund should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers or reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of the Board before making any changes;

* that in connection with the Transaction, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund shareholders.

The directors considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

*  the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

* that in May 2005, the Board had performed a full annual review of the investment advisory agreement currently in effect for the Fund (the "Current Investment Advisory Agreement") as required by the 1940 Act and has determined that the Investment Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund; and that the advisory and/or management fees paid by the Fund, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors have considered relevant in the exercise of their reasonable judgment; and

* that Merrill Lynch agreed to pay all expenses of the Fund in connection with the Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result the Fund would bear no costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, the Board assessed the nature, scope and quality of the services to be provided to the Fund by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, the Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were:
(a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006



In the period prior to the Board meeting to consider renewal of the Current Investment Advisory Agreement, the Board had requested and received materials specifically relating to the Current Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team on investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund; and (e) information provided by the Investment Adviser concerning services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees, the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.

In their deliberations, the directors considered information received in connection with the most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the New Investment Advisory Agreement. The directors did not identify any particular information that was all-important or controlling, and each director attributed different weights to the various factors. The directors, including a majority of the independent directors, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund, and that the New Investment Advisory Agreement should be approved and recommended to Fund shareholders.

Nature, Quality and Extent of Services Provided--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. The Board focused primarily on the Investment Adviser's advisory services and the Fund's investment performance, but also considered certain areas in which both the Investment Adviser and the Fund receive services as part of the Merrill Lynch complex. The Board compared the Fund's performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund. The directors considered BlackRock's advice as to proposed changes in portfolio management personnel of the Fund after the closing of the Transaction.

The directors were given information with respect to the potential benefits to the Fund and its shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

The directors were advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. The directors were advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (continued)


Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors determined that the nature and quality of services to be provided to the Fund under the New Investment Advisory Agreement were expected to be as good as or better than that provided under the Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. The directors noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, the directors concluded that, overall, they were satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in its Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. The Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund. The Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. The Board concluded that the Fund's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. The directors noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund.

The directors discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund. The directors noted that they expect to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in Fund fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--The Board considered the extent to which economies of scale might be realized as the assets of the Fund increase and whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in these economies of scale. The Board determined that changes were not currently necessary and that the Fund appropriately participated in these economies of scale.

In reviewing the Transaction, the directors considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, the directors determined that as a result of the Transaction, the Fund's total advisory fees would be no higher than the fees under its Current Investment Advisory Agreement. The directors noted that in conjunction with their most recent deliberations concerning the Current Investment Advisory Agreement, they had determined that the total fees for advisory and administrative services for the Fund were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, the directors had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. The directors concluded that, because the rates for advisory fees for the Fund would be no higher than its current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006



Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, the directors considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the directors determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Fund's portfolio transaction brokerage commissions. The directors noted that any fall-out benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.

Investment Performance--The directors considered investment performance for the Fund. The directors compared the Fund's performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. The directors believed the Fund's performance was satisfactory. Also, the directors took into account the investment performance of funds currently advised by BlackRock Advisors. The Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. The Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion--After the independent directors of the Fund deliberated in executive session, the entire Board, including the independent directors, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, the Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Subadvisory Agreement--Matters Considered by the Board

At the telephonic and in-person meetings held during April and May 2006 at which the Board of Directors discussed and approved the New Investment Advisory Agreement, the Board, including the independent directors, also considered and approved a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Fund operate with efficient portfolio management services until the closing of the Transaction, in the event that the Board deems it necessary and in the best interests of the Fund and its shareholders that the BlackRock Subadviser assist in managing the operations of the Fund during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of the Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund expenses as a result of the Contingent Subadvisory Agreement.



CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006



Disclosure of New Investment Advisory Agreement (concluded)



In making its approval at the May in-person meeting, the Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. The Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Fund operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, the Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the Fund's operations and administration and the BlackRock Subadviser would provide advisory services to the Fund under the Contingent Subadvisory Agreement. The Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, the Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Fund to the Investment Adviser.

After the independent directors deliberated in executive session, the entire Board, including the independent directors, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.



Managed Distribution Policy


The Fund has adopted a policy of paying regular distributions on its Common Stock (the "Managed Distribution Policy"). The Fund's Board of Directors has initially determined to pay quarterly distributions at an annualized rate of 6% of the initial public offering price per share ($.30 per share, per quarter). The Fund's Board of Directors has determined to pay additional distributions on an annual basis equal to any income earned by the Fund in excess of the quarterly distributions as may be necessary to distribute substantially all of the Fund's net investment company taxable income for that year.

The Fund generally is not permitted to distribute net realized long-term capital gains more than once per year without exemptive relief from the Securities and Exchange Commission. As a result, the Fund has applied for an exemption that will permit the Fund to make periodic distributions of realized long-term capital gains to its shareholders. Until such time, if any, as the exemptive relief is granted, the Fund intends to make distributions from its net investment income on a quarterly basis and from its net realized long-term capital gains, if any, on an annual basis. If such exemptive relief is granted, the Fund intends to make distributions from its net investment income and its realized long-term capital gains, if any, on a quarterly basis.

If the total distributions paid by the Fund to its shareholders for any calendar year exceed the Fund's net investment company taxable income and net realized capital gain for that year, the excess will generally be treated as a tax-free return of capital up to the amount of a shareholder's tax basis in his or her stock. Any distributions that constitute tax-free return of capital will reduce a shareholder's tax basis in his or her stock. In effect, a return of capital is the return of a shareholder's investment in the Fund and will result in a corresponding decline in the Fund's net asset value. Return of capital distributions also may have the effect of increasing the Fund's operating expense ratio. Any amounts distributed to a shareholder in excess of such shareholder's tax basis in his or her stock will generally be taxable to the shareholder as capital gain.

The Fund currently expects that the amount of distributions made under the Managed Distribution Policy generally will be independent of, and not contingent upon, the Fund's performance in any of the first three quarters of the Fund's fiscal year. Distribution rates under the Managed Distribution Policy may be increased in the Fund's fourth fiscal quarter in light of the Fund's performance for the fiscal year and to enable the Fund to comply with the distribution requirements applicable to regulated investment companies. It also is currently expected that the Fund's investment portfolio initially will not produce sufficient dividend and interest income to fully fund distributions under the Managed Distribution Policy. Consequently, if the Fund does not realize sufficient short-term capital gains and long-term capital gains to make up any shortfall, distributions to the Fund's Common Stock shareholders will include returns of capital. Prior to receipt of the above-referenced exemptive order, long-term capital gains will be available to make up any shortfall in funding distributions only on an annual basis, thereby increasing the likelihood that distributions will include returns of capital to shareholders. The Fund is not required to maintain the Managed Distribution Policy and such policy (including the amount of the quarterly distribution) may be modified or terminated at any time without notice. Any such modification or termination of the Managed Distribution Policy may have an adverse effect on the market price of the Fund's Common Stock.


CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006


Officers and Directors


Robert C. Doll, Jr., President and Director
David O. Beim, Director
James T. Flynn, Director
W. Carl Kester, Director
Karen P. Robards, Director
Donald C. Burke, Vice President and Treasurer
John Burger, Vice President and Co-Portfolio Manager
Brian J. Fullerton, Vice President and Co-Portfolio Manager
Patrick Maldari, Vice President and Co-Portfolio Manager
Robert J. Martorelli, Vice President and Co-Portfolio
   Manager
Kevin M. Rendino, Vice President and Co-Portfolio Manager
Romualdo Roldan, Vice President and Co-Portfolio Manager
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary



Custodian
Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


Transfer Agent
Common Stock:
The Bank of New York
100 Barclay Street - 11 East
New York, NY 10286


NYSE Symbol
CII


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


CAPITAL AND INCOME STRATEGIES FUND, INC.                          JUNE 30, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers -


Period                  (a) Total Number of   (b) Average Price      (c) Total Number of         (d) Maximum Number
                        Shares Purchased      Paid per Share         Shares Purchased as         (or Approx. Dollar Value)
                                                                     Part of Publicly            of Shares that May Yet Be
                                                                     Announced Plans or          Purchased Under the Plans
                                                                     Programs                    or Programs
January 1-31, 2006

February 1-28, 2006

March 1-31, 2006

April 1-30, 2006

May 1-31, 2006                    5,600       $17.86 per Share              5,600 (1)                    635,911

June 1-30, 2006                 113,679       $17.72 per Share            119,279 (1)                    522,232

Total:                          119,279       $17.72 per Share            119,279 (1)                    522,232


  (1) On February 17, 2006, the Board of Directors authorized the officers of the fund to repurchase in the open market up to 5% of outstanding shares. As of that date, 641,511 shares were authorized for repurchase.

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Capital and Income Strategies Fund, Inc.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Capital and Income Strategies Fund, Inc.


Date: August 23, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Capital and Income Strategies Fund, Inc.


Date: August 23, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Capital and Income Strategies Fund, Inc.


Date: August 23, 2006